SPECIMEN COMMON STOCK CERTIFICATE

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER

AUTHORIZED COMMON STOCK:

20,000,000 SHARES

PAR VALUE: $.001

[LOGO OF UNIVERSAL CAPITAL MANAGEMENT, INC.]

SHARES

CUSIP NO. 913393 10 4

THIS CERTIFIES THAT

IS THE REGISTERED HOLDER OF

__________________________ SHARES OF UNIVERSAL CAPITAL MANAGEMENT, INC.

Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/

SECRETARY

[CORPORATE SEAL OF UNIVERSAL CAPITAL MANAGEMENT, INC.]

/s/

PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- __________ Custodian _____________
                                              (Cust)                                   (Minor)

under Uniform Gifts to Minor Act __________________
                                                                           (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, __________________________ hereby sell, assign and transfer unto __________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
Signature

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

NOTICE SIGNATURE GUARANTEED:
SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR TRUST COMPANY, THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY